EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW ETF Trust do hereby certify, to such officer’s knowledge, that:

The annual reports on Form N-CSR of TCW ETF Trust for the period ended October 31, 2025 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW ETF Trust.

Date: January 6, 2026

/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer, and Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to TCW ETF Trust and will be retained by TCW ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.